Subscription Agreement

This subscription agreement (this “Agreement”) is made as of the date set forth below, by and between the investor identified on the signature page hereto (the “Investor”) and GreenKissNY Inc., a Delaware corporation (the “Company”), whereby the parties agree as follows:

1.	Subscription.

a)	Subject to the terms and conditions hereof, the Investor hereby irrevocably subscribes for and agrees to purchase from the Company the number of shares of common stock, par value $0.00001 per share (the “Common Stock”), of the Company set forth on the signature page attached hereto (the “Shares”), and the Company agrees to sell such Shares to the Investor at a purchase price of $1.00 per Share for the total amount set forth on the signature page attached hereto (the “Purchase Price”), subject to the Company’s right to sell to the Investor such lesser number of Shares as the Company may, in its sole discretion, deem necessary or desirable.

b)	The Shares are being offered pursuant to that Offering Circular, dated May 12, 2016 (the “Offering Circular”), which forms a part of the Offering Statement on Form 1-A, qualified on May 12, 2016 (SEC File No. 024-10541) (the “Offering Statement”) by the Securities and Exchange Commission (the “SEC”). A copy of the Offering Circular has been delivered to the Investor.

c)	Contemporaneously with the execution and delivery of this Agreement, the Investor shall pay the Purchase Price for the Shares by check made payable to “GreenKissNY Inc.”, or wire transfer in accordance with the instructions set forth on Appendix A hereto;

d)	This subscription shall be deemed to be accepted only when this Agreement has been signed by an authorized officer or agent of the Company (such time, a “Closing”) and the Company shall provide written notice to the Investor upon acceptance or rejection of such as soon as practicable after receipt by the Company;

e)	Within ninety (90) days of the final Closing of the offering of shares of Common Stock, the Company will deliver stock certificates attributable to the Shares purchased directly to the Investor;

f)	The Company shall have the right to reject this subscription, in whole or in part; and

g)	The payment of the Purchase Price (or, in the case of rejection of a portion of the Investor’s subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest or deduction, if the Investor’s subscription is rejected in whole or in part or if this offering is withdrawn or canceled.

2.	Representations and Warranties of the Investor.

a)	By executing this Agreement, the Investor represents and warrants, which representations and warranties are true and complete in all material respects as of the date of the Closing:

i.	Requisite Power and Authority. The Investor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement. All action on the Investor’s part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. Upon execution and delivery, this Agreement will be a valid and binding obligation of the Investor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

ii.	Investment Representations. The Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Investor also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Investor’s representations contained in this Agreement.

iii.	Illiquidity and Continued Economic Risk. The Investor acknowledges and agrees that there is no ready public market for the Shares and that there is no guarantee that a market for their resale will ever exist. The Investor must bear the economic risk of this investment indefinitely and the Company has no obligation to list the Shares on any market or take any steps (including registration under the Securities Act or the Securities Exchange Act of 1934, as amended) with respect to facilitating trading or resale of the Shares. The Investor acknowledges that the Investor is able to bear the economic risk of losing the Investor’s entire investment in the Shares. The Investor also understands that an investment in the Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of the Shares.

iv.	Accredited Investor Status or Investment Limits. The Investor represents that either:

a.	The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The Investor represents and warrants that the information set forth in response to question (c) on the signature page attached hereto concerning the Investor is true and correct; or

b.	The Purchase Price set forth on the signature page attached hereto, together with any other amounts previously used to purchase Shares in this offering, does not exceed 10% of the greater of the Investor’s annual income or net worth.

The Investor represents that to the extent it has any questions with respect to its status as an accredited investor, or the application of the investment limits, it has sought professional advice.

v.	Stockholder Information. Within five days after receipt of a request from the Company, the Investor hereby agrees to provide such information with respect to its status as a stockholder (or potential stockholder) and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is or may become subject, including, without limitation, the need to determine the accredited status of the Company’s stockholders. The Investor further agrees that in the event it transfers any Shares, it will require the transferee of such Shares to agree to provide such information to the Company as a condition of such transfer.

vi.	Company Information. The Investor has read the Offering Circular filed with the SEC, including the section titled “Risk Factors.” The Investor understands that the Company is subject to all the risks that apply to early-stage companies, whether or not those risks are explicitly set out in the Offering Circular. The Investor acknowledges that no representations or warranties have been made to the Investor, or to the Investor’s advisors or representatives, if any, by the Company or others with respect to the business or prospects of the Company or its financial condition.

vii.	Valuation. The Investor acknowledges that the price of the Shares was set by the Company on the basis of the Company’s internal valuation and no warranties are made as to value. The Investor further acknowledges that future offerings of Shares may be made at lower valuations, with the result that the Investor’s investment will bear a lower valuation.

viii.	Domicile. The Investor maintains the Investor’s domicile (and is not a transient or temporary resident) at the address shown on the signature page.

ix.	No Brokerage Fees. There are no claims for brokerage commission, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or related documents based on any arrangement or agreement binding upon the Investor. The Investor will indemnify and hold the Company harmless against any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim.

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3.	Miscellaneous.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: GreenKissNY Inc., 75 South Broadway, Suite 472, White Plains, New York, 10601.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

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The undersigned, desiring to purchase shares of common stock of GreenKissNY Inc., by executing this signature page, hereby executes, adopts and agrees to all terms, conditions and representations of the Agreement.

(a) The number of Shares the undersigned hereby irrevocably subscribes for is:
(enter number of Shares)

(b) The aggregate Purchase Price (based on a price of $1.00 per Share) for the Shares the undersigned hereby irrevocably subscribes for is:	$
(enter total Purchase Price)

(c) Check the applicable box:

[ ]	The undersigned is an accredited investor (as that term is defined in Regulation D under the Securities Act). The undersigned has checked the appropriate box on the attached Certificate of Accredited Investor Status indicating the basis of such accredited investor status.

[ ]	The amount set forth in paragraph (b) above (together with any previous investments in the Shares pursuant to this offering) does not exceed 10% of the greater of the undersigned’s net worth or annual income.

(d) The Shares being subscribed for will be owned by, and should be recorded on the Company’s books as held in the name of:

(print name of owner or joint owners)

If the Shares are to be purchased in joint names, both Subscribers must sign:

Signature	Signature

Name (Please Print)	Name (Please Print)

Email address	Email address

Address	Address

Telephone Number	Telephone Number

Social Security Number/EIN	Social Security Number

Date	Date

This Subscription is accepted	GreenKissNY Inc.

on _____________, 2016	By:
Name:
Title:

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CERTIFICATE OF ACCREDITED INVESTOR STATUS

The undersigned is an individual “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Act”). The undersigned has checked the box below indicating the basis on which it is representing its status as an “accredited investor”:

[ ]	a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(a)(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

[ ]	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

[ ]	an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

[ ]	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, excluding the “net value” of his or her primary residence, at the time of this purchase exceeds $1,000,000 and having no reason to believe that net worth will not remain in excess of $1,000,000 for foreseeable future, with “net value” for such purposes being the fair value of the residence less any mortgage indebtedness or other obligation secured by the residence, but subtracting such indebtedness or obligation only if it is a liability already considered in calculating net worth;

[ ]	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

[ ]	an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards.

[ ]	an individual who is a director or executive officer of GreenKissNY Inc.

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APPENDIX A

Wire Instructions:

KeyBank

270 Martine Ave.

White Plains, NY 10601

Account Name: GreenKissNY Inc.

ABA: 021300077

Account Number: 324711000939

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